EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) is made and entered into effective this 1st day of July, 2014 by and among HT Skills Ltd, an entity organized under the laws of England and Wales (“HT”), Five5Five PTE Ltd., an entity organized under the laws of Singapore, and the sole shareholder of HT (the “HT Shareholder”) on the one hand; and EFactor Group Corp., a Nevada corporation (“EFactor”), on the other hand.

RECITALS

The Board of Directors of EFactor and the Board of Directors of HT, and the HT Shareholder have adopted resolutions approving and adopting the proposed transaction whereby EFactor will acquire from the HT Shareholder all of the issued and outstanding shares of HT in exchange for shares of common stock of EFactor (the "Exchange"), upon the terms and conditions set forth in this Agreement.

The HT Shareholder owns the number of HT Shares identified on the Signature Page.

 HT will enter into this Agreement for the purpose of evidencing its consent to the consummation of the Exchange and for the purpose of making certain representations, warranties, covenants and agreements.

NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

ARTICLE I THE EXCHANGE AND THE TRANSACTION

            1.1

 The Exchange.   Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined), the HT Shareholder will sell, convey, assign, transfer and deliver to EFactor, the HT Shares and certificates or other evidence representing all issued and outstanding HT Shares, and EFactor will issue to the HT Shareholder, in exchange for such HT Shares, a stock certificate representing an aggregate of 13,319,100  shares of EFactor common stock as contemplated under Section 1.3 of this Agreement (“Exchange Shares”).

1.2 Closing. The closing of the Exchange (the "Closing") shall take place at such time and place as mutually determined by the parties as may be mutually agreed upon by the parties when all conditions precedent have been met and all required documents have been delivered (“Closing Date”). The documents to be delivered at Closing are set forth in Article X of this Agreement.

1.3 Conditions Precedent to Closing. This Agreement, and the transactions contemplated hereby, the obligations of EFactor to deliver the Exchange Shares, the delivery the HT Shares, and the Parties to satisfy their other obligations hereunder shall be subject to the fulfillment by the Parties (or waiver by the Parties), at or prior to the Closing, of the following conditions, which the Parties agree to use their best efforts to cause to be fulfilled:

(a)

Representations, Performance. As of the Closing, the representations and warranties contained in this Agreement shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing with the same effect as though made at and as of the Closing.

(b)

Consents.  Any required consent to the transactions contemplated by this Agreement shall have been obtained or waived.

(c)

Consents and Approvals.  All consents, approvals, authorizations, qualifications and orders of governmental or regulatory bodies which are (1) necessary to enable EFactor to fully operate the business of HT as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained.  Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

(d)

Legal Opinion.  HT has provided EFactor with an opinion of legal counsel, satisfactory to EFactor that the Exchange of the HT Shares for the Exchange Shares does meets all, if any applicable Government Authorizations under the laws of England and Wales.

(e)

EFactor has wired One Hundred Fifty Thousand US Dollars ($150,000) to HT to be used solely for working capital purposes,  which shall be an intra-group loan by EFactor to HT Skills Ltd. shall bear interest at the annual rate of ten percent (10%) annually and shall payable from the excess working capital at the discretion of EFactor Group Corp.

1.4 Post Closing Financial Statements.  The parties acknowledge that EFactor is required to file with the SEC a Form 8-K within seventy one (71) days following the Closing. The parties acknowledge that such Form 8-K must provide Form 10 information about HT.  The parties further acknowledge that the financial statements of EFactor required by Regulation of S-X, as adopted by the SEC, together with proforma financial statements, must be filed with such Form 8-K.  HT and HT Shareholder shall take all action necessary to provide EFactor with Form 10 information about HT and to cause such required financial statements to be filed within the required time period.

ARTICLE II DEFINITIIONS

For purposes of this Agreement, the Exhibit and Schedules attached hereto, the following terms shall have the meanings specified or referred to below, unless the context otherwise requires:

  “Affiliate” means with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person; it being understood and agreed that, for purposes of this definition, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise.

“Agreement” means this Exchange Agreement, including all amendments hereof and all Exhibits and Schedules hereto.

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“Consent” means any approval, consent, ratification, waiver, or other authorization, release or similar action that is necessary (including any Governmental Authorization).

 “Disclosure Schedule” means the schedule of exceptions attached hereto and incorporated herein.

“EFactor” means EFactor Group Corp. and its subsidiaries.

 “Exchange” means the exchange of the HT Shares for Exchange Shares at the Closing pursuant to the terms and conditions of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Shares” means the shares of EFactor Common Stock to be issued to the HT Shareholder in the Exchange.

“Financial Statements of HT” has the meaning set forth in Section 4.2.

“Financial Statements of EFactor” has the meaning set forth in Section 5.3.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Governmental Authorizations” means any:  (a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any contract with any Governmental Body.

“Governmental Body” means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature, including any governmental agency, branch, department, board, official, or entity and any court or other tribunal; (iv) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature; and any Person, directly or indirectly, owned by and subject to the control of any of the foregoing.

“Intellectual Property” means collectively, the following intangible assets that are owned or used by the party in connection with its Business:

(i)

all fictitious business names, and any trade names, registered and unregistered trademarks, servicemarks and logos, together with all translations, adaptations, derivations and combinations thereof that are used in connection therewith and including all goodwill associated therewith and any applications or registrations therefor, and renewals in connection therewith (collectively, the “Marks”);

(ii)

all patents and patent applications and patent disclosures, together with all reissuances, continuations (in whole or in part), revisions and reexaminations thereof (collectively, the “Patents”);

(iii)

all copyrights in both published works and unpublished works that are material to the conducting of the Business and all applications, renewals and registrations thereof (collectively, the “Copyrights”);

(iv)

all inventions (whether or not patentable), all proprietary rights and business information (including, but not limited to, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer/subscriber lists, supplier lists, pricing and cost information, and business and marketing plans and proposals) (collectively, “Trade Secrets”); and

(v)

all computer software and databases (including data and related documentation) other than “off-the shelf” software (“Software”).

“Knowledge of HT” means the actual knowledge of any of the HT Shareholder, former shareholder     or the HT Board of Directors.

“Knowledge of EFactor” means the actual knowledge of any of the executive officers of EFactor.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Liability” means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether incurred or consequential and whether due or to become due), including any liability for Taxes.

“Lien” means any mortgage, pledge, lien, security interest, charge, claim, equitable interest, encumbrance, restriction on transfer, conditional sale or other title retention device or arrangement (including a capital lease), deposit arrangement, collateral assignment, or restriction on the creation of any of the foregoing, whether relating to any property or right or the income or profits therefrom; provided, however, that the term “Lien” shall not include statutory liens for Taxes to the extent that the payment thereof is not in arrears or otherwise due.

“Material Adverse Effect” means any event or events or any change in or effect on the Parties’ financial condition, business, operations, assets, properties, or results of operations that, when taken as a whole, (i) has materially interfered or is reasonably likely to materially interfere with the ongoing operations of the Parties’ business or (ii) singly or in the aggregate has resulted in, or is reasonably likely to have, a material adverse effect on the ongoing conduct of the business of the Parties; provided, however, that any adverse effect arising out of or resulting from (x) an event or series of events or circumstances affecting the United States economy generally or the economy generally of any other country in which the Parties operate or (y) the entering into of this Agreement and the consummation of the transactions contemplated thereby, shall be excluded in determining whether a Material Adverse Effect has occurred.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Body (or any department, agency, or political subdivision thereof).

 “EFactor” has the meaning set forth in the introductory paragraph of this Agreement.

“EFactor Financial Statements” means the audited financial statements of EFactor as of and for the years ended December 31, 2013 and December 31, 2012, and the unaudited financial statements as of and for the three-month period ended March 31, 2014.

“EFactor SEC Documents” has the meaning set forth in Section 5.10.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Signature Page” has the meaning set forth in the introductory paragraph of this agreement “HT” has the meaning set forth in the introductory paragraph of this Agreement.

“HT Shareholder” has the meaning set forth in the introductory paragraph of this Agreement.

“HT Shares” means 100,000 ordinary shares of £1 each in the capital of HT. “HT Financial Statements” means the audited financial statements of HT as of and for the years ended December 31, 2013 and 2012 and the unaudited financial statements as of and for the interim period ended March 31, 2014.

“Transaction” means the Exchange and other actions described in Section 1.3 of this Agreement

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE HT MEMBERS

The HT Shareholder hereby represents and warrants to EFactor as follows:

3.1 Ownership of the HT Shares.  The HT Shareholder owns, beneficially and of record, good and marketable title to all of the outstanding of The HT Shares free and clear of all Liens, adverse claims, proxies, options or stockholders' agreements. The HT Shareholder represents that it has no right or claims whatsoever to any additional HT Shares and does not have any options, warrants or any other instruments entitling the HT Shareholder to exercise to purchase any HT Shares.  At the Closing, the HT Shareholder will convey to EFactor good and marketable title to all of the HT Shares, with full title guarantee (as such expression is construed under English law) free and clear of any Liens, security interests, liens, adverse claims, encumbrances, equities, proxies, options, stockholders' agreements or restrictions.

3.2 Authority Relative to this Agreement.  This Agreement has been duly and validly executed and delivered by the HT Shareholder and constitutes a valid and binding agreement of the HT Shareholder, enforceable against the HT Shareholder in accordance with its terms.

3.3 Investment.  Such HT Shareholder (a) is acquiring the Exchange Shares solely for its own account for investment purposes, and not with a view to the distribution thereof, (b) is a sophisticated investor with knowledge and experience in business and financial matters, (c) has received certain information concerning EFactor and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Exchange Shares, and (d) is able to bear the economic risk of acquiring the Exchange Shares pursuant to the terms of this Agreement, including a complete loss of its investment in the Exchange Shares. The certificates evidencing the Exchange Shares shall bear a restrictive legend indicating such Exchange Shares have been issued in a non-registered transaction and restricted securities as that term is defined in Rule 144 promulgated under the Securities Act.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF HT AND THE HT SHAREHOLDER

HT and the HT Shareholder, hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing except as set forth in the disclosure schedule attached to this Agreement (the HT “Disclosure Schedule”).  The HT Disclosure Schedule is arranged in paragraphs corresponding to the numbered paragraphs contained in this Article IV.

4.1

Authorization of Transaction.  HT has the power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the HT Shareholder and the Board of Directors of HT. This Agreement has been duly executed and delivered by HT and constitutes a legal, valid and binding obligation of HT, enforceable against HT in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or other laws affecting creditor’s rights generally or by legal principles of general applicability governing the availability of equitable remedies.

4.2

Financial Statements. At or prior to the Closing, HT shall provide EFactor with a copy of the HT Financial Statements.  The HT Financial Statements fairly present, in all material respects, the financial condition of HT as of the date thereof and the results of its operations for the periods then ended. There are no material Liabilities, obligations or claims not disclosed or referenced in HT Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations occurring in the ordinary course of business; and no such contracts or obligations occurring in the ordinary course of business constitute Liens or other Liabilities which materially alter the financial condition of HT as reflected in the HT Financial Statements.  The HT Financial Statements have been prepared in accordance with generally accepted accounting principles “GAAP” (except as may be indicated therein or in the notes thereto and except for the absence of footnotes, in the case of unaudited financial statements).

4.3

No Litigation or Proceeding.  HT is not a party to, or the subject of, any pending litigation, claims, or governmental investigation or proceeding not reflected in HT Financial Statements, and to the Knowledge of HT there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting HT or the management or properties of HT.

4.4

Organization. HT has been duly organized as a corporation and is validly existing and in good standing under the laws of England and Wales, and has the power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified to do business and in good standing to do business in any jurisdiction where so required except where the failure to so qualify would have no Material Adverse Effect on HT.  The Articles of Association of HT, are set forth on Schedule 4.4 attached hereto. All statutory books and registers of HT have been properly kept, are written up to date and contain a true, complete and accurate record of all matters which should be contained in them.  All returns, particulars, resolutions and other documents that HT is required by law to file with, or deliver to, any authority in any jurisdiction (including, in particular, the Registrar of Companies in England and Wales) have been correctly made up and duly filed or delivered.

4.5

Capitalization.

 All outstanding HT Shares are, and shall be at Closing,

 validly issued, fully paid and nonassessable.  There are no voting trusts, proxies or other agreements, commitments or understandings of any character to which HT is a party or by which HT is bound with respect to the voting of any HT Shares.  There are no outstanding obligations to repurchase, redeem or otherwise acquire any HT Shares. The HT Shares constitute the whole of the allotted and issued share capital of HT and are fully paid or credited as fully paid.  No person has any right to require, at any time, the transfer, creation, issue or allotment of any share, loan capital or other securities (or any rights or interest in them) of HT, and neither HT nor the HT Shareholder has agreed to confer any such rights, and no person has claimed any such right.  HT does not hold or beneficially own, nor has it agreed to acquire, any shares, loan capital or any other securities in any company.

                        4.6 Contracts. Except as set forth on Schedule 4.6, HT does not have any material contracts, leases, arrangements or commitments (whether oral or written). HT is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) the acquisition of services, supplies, equipment or other personal property; (c) the purchase or sale of real property; (d) distribution, agency or construction; (e) lease of real or personal property as lessor or lessee or sublessor or sublessee; (f) lending or advancing of funds; (g) borrowing of funds or receipt of credit; (h) incurring any obligation or liability; or (i) the sale of personal property.

4.7

No Breaches of Contracts. HT has not materially breached any material agreement to which it is a party.

4.8 Intellectual Property.  HT owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary or desirable for the operation of the business of HT as presently conducted.  Each item of Intellectual Property owned or used by HT immediately prior to the Closing will be owned or available for use by HT on identical terms and conditions immediately subsequent to the Closing.  HT has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses. HT has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties.  Schedule 4.8 identifies each patent or registration which has been issued to HT with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which HT has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which HT has granted to any third party with respect to any of its Intellectual Property (together with any exceptions).  With respect to each item of Intellectual Property required to be identified in Schedule 4.8:

(a)

HT possesses all right, title, and interest in and to the item, free and clear of any lien, charge, encumbrance, license or other restriction;

(b)

the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

(c)

no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

(d)

Schedule 4.8 identifies each item of Intellectual Property that any third party owns and that HT uses pursuant to license, sublicense, agreement, or permission.  With respect to each item of Intellectual Property required to be identified in Schedule 4.8:

(i)

the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

(ii)

the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

(iii)

no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

(iv)

no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

(v)

with respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

(vi)

the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

(vii)

no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property.

4.9 Title to Assets.  HT has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it located on its premises, or shown on the most recent balance sheet included in HT’s Financial Statements or acquired after the date thereof, free and clear of any liens, charges or encumbrances, except for properties and assets disposed of in the ordinary course of business since the date of the such most recent balance sheet. The assets owned by HT comprise all the assets necessary for the continuation of HT’s business as it is carried on at the date of this agreement.

4.10

Books and Records.  The financial records, minute books, and other documents and records of HT have been or will be made available to EFactor prior to the Closing.

4.11

Legal Compliance.  To the knowledge of HT, it is and has been, in compliance with, and has conducted any business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect.

4.12

Undisclosed Liabilities.  HT has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth in the HT Financial Statements.

4.13

Employee and Consultants.  HT has provided to EFactor an accurate and complete list of all of its current employees, consultants or independent contractors.  HT is not a party to or bound by any employment agreement or any union contract, collective bargaining agreement or similar contract or agreement, or any other contract or agreement to provide severance payments or benefits to any employee upon termination of employment.

4.14 Permits and Licenses. HT holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted except where the failure to obtain such permits, licenses, certificates or other authorization would have no Material Adverse Effect on HT.

4.15 No Disagreements With lawyers or Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by HT to arise, between the accountants and lawyers formerly or presently employed by HT.

4.16 Taxation. All notices, returns (including any land transaction returns), reports, accounts, computations, statements, assessments, claims, disclaimers, elections and registrations and any other necessary information which have, or should have, been submitted by HT to any taxation authority for the purposes of taxation have been made on a proper basis, were submitted within applicable time limits and were accurate and complete in all material respects. None of the above is, or is likely to be, the subject of any material dispute with any taxation authority.  All taxation (whether of the UK or elsewhere), for which HT has been liable or is liable to account, has been duly paid (insofar as such taxation ought to have been paid) by the due dates and no penalties, fines, surcharges or interest have been incurred.

4.17

Representations and Warranties. No representation or warranty by HT contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no current or prior event or condition of any kind or character pertaining to HT that may reasonably be expected to have a material adverse effect on HT. Except as specifically indicated elsewhere in this Agreement, all documents delivered by HT in connection herewith have been and will be complete originals, or exact copies thereof.

ARTICLE V REPRESENTATIONS AND WARRANTIES OF EFACTOR

EFactor hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing except as set forth in the disclosure schedule attached to this Agreement (the “EFactor Disclosure Schedule”).  The EFactor Disclosure Schedule is arranged in paragraphs corresponding to the numbered paragraphs contained in this Article 5.

5.1

Delivery of EFactor Exchange Shares to HT Shareholder. As of the Closing,

the Exchange Shares to be issued and delivered to the HT Shareholder in the Exchange will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of EFactor common stock, will not be issued in violation of any preemptive or similar rights, will be issued free and clear of all Liens.

5.2 Authorization of Transaction. EFactor has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized by the Board of Directors of EFactor.    This Agreement has been duly executed and delivered by EFactor and constitutes a legal, valid and binding obligation of EFactor, enforceable against EFactor in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency or other laws affecting creditor’s rights generally or by legal principles of general applicability governing the availability of equitable remedies.

5.3 Financial Statements. EFactor has made available to HT and the HT

Shareholder through the SEC’s EDGAR System, a true and complete copy of the EFactor Financial Statements.  The EFactor Financial Statements fairly present, in all material respects, the financial condition of EFactor as of the date thereof and the results of its operations for the periods then ended. EFactor Financial Statements have been prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto and except for the absence of footnotes, in the case of unaudited financial statements).

5.4

No Litigation or Proceeding.  EFactor is not a party to, or the subject of, any pending litigation, claims, or governmental investigation or proceeding not reflected in EFactor Financial Statements, and to the Knowledge of EFactor there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting EFactor or the management or properties of EFactor.

5.5 Organization.  EFactor Group Corp is duly organized, validly existing and in good standing under the laws of the State of Nevada; has the corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified to do business and in good standing to do business in any jurisdiction where so required except where the failure to so qualify would have no material adverse effect on EFactor.

5.6

Capitalization.  EFactor Group will provide full disclosure on its capital structure prior to the Closing. There are no existing options, convertible or exchangeable securities, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of EFactor, that have not been disclosed in EFactor’s Financial Statements. There are no voting trusts, proxies or other agreements, commitments or understandings of any character to which EFactor is a party or by which EFactor is bound with respect to the voting of any capital stock of EFactor.

5.7 Intellectual Property.  EFactor owns Intellectual Property as follows;

 The E-FACTOR trademark in the Benelux Countries (union of states comprising three neighboring countries in Midwestern Europe: Belgium, the Netherlands and Luxembourg)

Registration Number: 0932845

Number and Filing Date: 1257281    01.11.2012 12.32

5.8 Title to Assets.  EFactor has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it located on its premises, or shown on the most recent balance sheet included in EFactor’s Financial Statements or acquired after the date thereof, free and clear of any liens, charges or encumbrances, except for properties and assets disposed of in the ordinary course of business since the date of the such most recent balance sheet.

5.9 Legal Compliance. To the best knowledge of EFactor, it is and has been, in compliance with, and EFactor has conducted any business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. EFactor has not received notice of any noncompliance with the foregoing, nor does it have knowledge of any claims or threatened claims in connection therewith. EFactor has never conducted any operations or engaged in any business transactions whatsoever other than as set forth in the reports EFactor has previously filed with the SEC.

5.10

SEC Reports.  EFactor has filed all required documents, reports and schedule with the SEC, the FINRA and any applicable state or regional securities regulators or authorities (collectively, the “EFactor SEC Documents”). As of their respective dates, the EFactor SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act, the FINRA rules and regulations and state and regional securities laws and regulations, as the case may be, and, at the respective times they were filed, none of the EFactor SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.11

Consents. The execution and delivery by EFactor of this Agreement and the closing documents and the consummation by EFactor of the transactions contemplated hereby do not and will not (i) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any public, governmental or judicial authority (except for such consents, approvals, actions, filing or notices the failure of which to make or obtain will not in the aggregate have a material adverse effect); (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any Governmental Authority applicable to EFactor, or its business or assets; (iii) constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which EFactor, is a party or to which any of them is otherwise subject; and (iv) violate or conflict with any provision of the respective Articles of EFactor.

              5.12 No Disagreements with Lawyers or Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by EFactor to arise, between the accountants and lawyers formerly or presently employed by EFactor.

                                      5.13

No Security Regulatory Investigation. Neither EFactor nor any of its past or present officers or directors is, or ever has been, the subject of any formal or informal inquiry or investigation by the SEC or the FINRA.

  5.14

Representations and Warranties. No representation or warranty by EFactor contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no current or prior event or condition of any kind or character pertaining to EFactor that may reasonably be expected to have a material adverse effect on EFactor. Except as specifically indicated elsewhere in this Agreement, all documents delivered by EFactor in connection herewith have been and will be complete originals, or exact copies thereof.

ARTICLE VI CERTAIN ACTIONS PRIOR TO CLOSING

6.1

Access.  Prior to the Closing, HT, the HT Shareholder and EFactor, shall be entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the Transactions. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the parties hereto shall cooperate fully therein. Until the Closing, and if the Closing shall not occur, thereafter, each party shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement, and shall not disclose, nor use for their own benefit, any information or documents obtained from the other party concerning the assets, properties, business and operations of such party, unless such information (i) is readily ascertainable from public or published information, (ii) is received from a third party not under any obligation to keep such information confidential, or (iii) is required to be disclosed by any law or order (in which case the disclosing party shall promptly provide notice thereof to the other party in order to enable the other party to seek a protective order or to otherwise prevent such disclosure). If this transaction is not consummated for any reason, each party shall return to the other all such confidential information, including notes and compilations thereof, promptly after the date of such termination. The representations and warranties contained in this Agreement shall not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect.

6.2 Public Disclosures.  Except as required by law, prior to the Closing, the HT Shareholder and EFactor agree not to issue any statement or communications to the public or the press regarding the Transaction without the prior written consent of the other party.  EFactor shall provide HT with a copy of any document to be filed by EFactor with the SEC regarding this Agreement and/or the Transaction, not less than two days prior to such filing EFactor shall provide HT with a copy of any press release or other public announcement regarding this Agreement and/or the Transaction not less than two days prior to the distribution of such press release or other public announcement.

ARTICLE VII OTHER CONDITIONS PRECEDENT

7.1 Conditions Precedent to the Obligations of HT.  In addition to the conditions precedent to Closing set forth in Section 1.3 of this Agreement, all obligations of HT and HT Shareholder under this Agreement are subject to the fulfillment, prior to or as of the Closing, of each of the following conditions:

(a) HT shall have completed its due diligence review of EFactor, and the results of such review shall be satisfactory to the HT in its sole discretion.

(b) The representations and warranties by HT contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true and correct in all material respects at and as of the Closing as though such representations and warranties were made at and as of such times.

(c) HT and the HT Shareholder shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing

(d) HT has changed its fiscal year end to December 31st;

(e) HT has provided EFactor with an opinion of legal counsel, satisfactory to EFactor, that the exchange of the shares of HT for the shares of EFactor common stock meets all applicable laws of the England and Wales for the transfer of such shares;

(f) The HT Shareholder shall have executed the Agreement and exchanged its HT Shares for Exchange Shares pursuant to this Agreement.

(g) All financial statements required by Form 8-K shall have been delivered by HT to EFactor.

(h) HT shall have received all necessary and required approvals and consents from required parties.

7.2 Conditions Precedent to the Obligations of EFactor. All obligations of EFactor under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(a)

 EFactor shall have sufficient shares of its capital stock authorized to complete the Exchange and the Transaction.

(b)

EFactor shall have performed and complied with all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

(c)

The directors of EFactor shall have approved in accordance with applicable corporation law the execution and delivery of this Agreement and the consummation of the Transactions.

(d)

On or before the Closing Date, EFactor shall have delivered to HT certified copies of resolutions of the directors of EFactor approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable EFactor to complete the Transaction.

(e)

EFactor has wired One Hundred Fifty Thousand US Dollars ($150,000) to HT to be used solely for working capital purposes.

ARTICLE VIII SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties made by EFactor, HT and the HT Shareholder (including the representations and warranties set forth in Articles II, III and IV and the representations and warranties set forth in any certificate delivered at closing by an officer of EFactor, HT and HT Shareholder) shall survive the Closing for a period of six months.  For purposes of this Agreement, each statement or other item of information set forth in any Schedule of a party hereto shall be deemed to be a part of the representations and warranties made by such party in this Agreement. In the event of any breach of a representation or warranty prior to the end of the survival period, an aggrieved party shall have such rights as may be available under Nevada law.

ARTICLE IX TERMINATION

9.1

Events of Termination. This Agreement may, by notice given in the manner hereinafter provided, be terminated and abandoned at any time prior to completion of the Closing, as follows:

(a)

by HT if (1) there has been a material Breach (as defined below) by EFactor and, in the case of a covenant or agreement Breach, such Breach shall not have been cured within ten (10) days after receipt by EFactor of notice specifying particularly such Breach, (2) if HT determines in its sole discretion as a result of its due diligence review of EFactor that it does not wish to proceed with the Exchange;

(b)

by EFactor if (1) there has been a material Breach by HT or the HT Shareholder and, in the case of a covenant or agreement Breach, such Breach shall not have been cured within ten (10) days after receipt by HT of notice specifying particularly such Breach, (2) if EFactor determines in its sole discretion as a result of its due diligence review of HT that it does not wish to proceed with the Exchange; or

(c)

by mutual agreement of HT and EFactor.

This Agreement may not be terminated after completion of the Closing.  There shall be deemed to be a “Breach” of a representation, warranty, covenant, obligation, or other provision of this Agreement if there is or has been (a) any inaccuracy (subject to applicable knowledge and materiality qualifiers, if any) in, or breach of, or any failure to comply with, or perform, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other circumstance that is inconsistent with such representation, warranty, covenant, obligation, or other provision; and the term “Breach” shall be deemed to refer to any such inaccuracy, breach, failure, claim, or circumstance.

ARTICLE X MISCELLANEOUS

10.1 Further Assurances.  At any time, and from time to time, after the Effective Time, HT and the HT Shareholder will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

10.2 Waiver.  Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

10.3 Amendment.  This Agreement may be amended only in writing as agreed to by all parties hereto.

10.4 Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given (a) when delivered by hand (with written confirmation of receipt), (b) three (3) days after being deposited in the mails, if sent by certified mail, with return receipt requested, postage and fees prepaid (c) upon confirmed receipt, if sent by facsimile transmission, or (d) one (1) day after sending, if sent by a nationally recognized overnight delivery service (receipt requested) specifying next day delivery, in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties):

EFactor Group 605 Market Street Suite 600 San Francisco, CA 94105 USA Attn: Adriaan Reinders, CEO Email: adrie@efactorgroup.com	HT Skills Ltd. 42 Lytton Road, Barnet EN5 5BY England Attn: Martin Prescott, Managing Director Email: m.prescott@ht-group.co.uk

10.5

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.6 Binding Effect.  This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

10.7 Entire Agreement.  This Agreement and the attached Schedules and Exhibits, is the entire agreement of the parties covering everything agreed upon or understood in the transaction,  and supersedes and replaces each and every agreement entered into between: (1) EFactor; and (2) either or both of HT and the HT Shareholder before the date hereof. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

10.8 Responsibility and Costs.  Whether the Transaction is consummated or not, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Transaction constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties hereto.

10. 9 Applicable Law, Jurisdiction and Venue.  This Agreement shall be construed and governed by the internal laws of the State of Nevada. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Clark, State of Nevada, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

HT Skills Ltd.

                 EFactor Group Corp.

/s/ Jeremy Harbour

   /s/ Adriaan Reinders

   /s/ Martin Prescott

_______________________________

Martin Prescott

Managing Director

HT Skills Ltd.

HT Shareholder

Five5Five PTE, LTD.

/s/ Jeremy Harbour

                     100,00

________________________ By:  Jeremy Harbour, Director    Number of HT Shares